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Exhibit 10.2
AMENDMENT NO. 1 TO
AIRCRAFT LEASE AGREEMENT
This Amendment No. 1 to the Aircraft Lease Agreement (the “Amendment”) is made and entered into this April 6, 2026 between Falstaff Partners LLC (“Lessor”) and
Carlyle Investment Management L.L.C. (“Lessee”) and relates to the Aircraft Lease
Agreement (the “Lease Agreement”) entered into by and between Lessor and Lessee on April 21, 2025.
WHEREAS, Lessee and Lessor have entered into the Lease Agreement to provide for the lease of one (1) Gulfstream Aerospace Corp. model GVI (G650ER) aircraft bearing
U.S. registration number N524EA, and manufacturer's serial number 6444 (as further defined in the Lease Agreement, the “Aircraft”) by Lessor to Lessee on the terms and conditions provided for therein; and
WHEREAS, Lessee and Lessor agree to make certain amendments to the Lease
Agreement;
NOW, THEREFORE, in consideration of and subject to the mutual covenants, terms and conditions contained in this Amendment and for good and valuable consideration, which is hereby acknowledged, Lessee and Lessor agree to the following:
1.Definitions. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Lease Agreement.
2.Amendments.
(a)Hull. Section 8.2 is hereby deleted in its entirety and replaced with the following provision:
Lessor, in coordination with the Other Non-Exclusive Lessee(s) pursuant to
Section 2.4 hereof, and at no cost or expense to Lessee, shall maintain, or cause to be maintained, all risks aircraft hull insurance in the amount of no less than Fifty One Million United States Dollars (US$51,000,000.00) (or
such other amount as agreed by the parties hereto from time to time), and such insurance shall name Lessor and any first lien mortgage holder as loss payees as their interests may appear.
3.Miscellaneous. Except as modified herein, all terms and conditions of the Lease
Agreement shall remain in full force and effect and this Amendment and the Lease
Agreement shall be considered to be the Lease Agreement as of the date hereof.
4.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one and the same instrument.
[Signature Page follows]
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IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment No.
1 to the Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSEE:	LESSOR:
Carlyle Investment Management L.L.C.	Falstaff Partners LLC

By: /s/ Jeffrey W. Ferguson	By: /s/ C. Anthony Shippam
Name: Jeffrey W. Ferguson	Name: C. Anthony Shippam
Its: General Counsel	Its: Manager